                                                                    EXHIBIT 10.2


                                                                  EXECUTION COPY

                           THIRD AMENDMENT AND WAIVER

     THIRD AMENDMENT AND WAIVER, dated as of September 15, 2000 (the "Third
                                                                      -----
Amendment"), to the Credit Agreement, dated as of July 22, 1999 (as amended,
---------
supplemented or otherwise modified, the "Credit Agreement"), among BANCTEC,
                                         ----------------
INC., a Delaware corporation (the "Borrower"), the several banks and other
                                   --------
financial institutions or entities from time to time parties thereto (the "Lenders"), ABN AMRO Bank N.V., as Co-Agent, THE CHASE MANHATTAN BANK (formerly,
--------
CHASE BANK OF TEXAS, N.A.) ("CHASE"), as syndication agent (in such capacity,
                             -----
the "Syndication Agent"), and THE CHASE MANHATTAN BANK (formerly, CHASE BANK OF
     -----------------
TEXAS, N.A.), as administrative agent (in such capacity, the "Administrative
                                                              --------------
Agent").
-----

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested (i) waiver of certain provisions of the Credit Agreement and (ii) certain amendments to the Credit Agreement as set forth herein; and

     WHEREAS, Welsh, Carson, Anderson & Stowe, VIII, L.P., (the "Sponsor")
                                                                 -------
shall guarantee at least $35,000,000 of the Loans made by the Lenders (pro rata
                                                                       --- ----
based on each Lender's percentage share of the outstanding Loans) through the execution of an amendment and restatement (as further defined below, the "Sponsor Guarantee"), substantially in the form of Exhibit A hereto, of the
------------------
Guarantee, dated as of May 25, 2000, made by the Sponsor and the delivery of a letter of credit (the "Sponsor Letter of Credit") in the name of the
                       ------------------------
Administrative Agent for the benefit of the Lenders substantially in the form of Exhibit B hereto;

     WHEREAS, the Borrower shall receive at least $15,000,000 in proceeds from the issuance of preferred stock to the Sponsor; and

     WHEREAS, the Required Lenders have consented to the requested waivers and amendments as set forth herein;

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

     1.  Definitions. Terms defined in the Credit Agreement are used herein
         -----------
with the respective meanings given to them therein.

     2.  Amendments to Section 1 of the Credit Agreement.
         -----------------------------------------------

         (a) Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting in its entirety the definition of Loan Documents and (ii) inserting the following new definitions in alphabetical order:

          "Loan Documents":  This Agreement, the Security Documents, the Notes,
           --------------
if any, and, on and after the Third Amendment Effective Date, the Sponsor Guarantee and the Sponsor Letter of Credit.

          "Sponsor Guarantee":  The Amended and Restated Guarantee, dated as of
           -----------------
September 15, 2000, by the Sponsor in favor of the Administrative Agent on behalf of the Lenders.

          "Sponsor Letter of Credit":  as defined in the Third Amendment.
           ------------------------

          "Third Amendment":  The Third Amendment and Waiver, dated as of
           ---------------
September 15, 2000, to this Agreement.

          "Third Amendment Effective Date":  as defined in the Third Amendment.
           ------------------------------

          (b) The definition of "Consolidated EBITDA" is hereby amended by deleting the last sentence at the end thereof and inserting in lieu thereof the following sentence:

          "Notwithstanding anything herein to the contrary, for the quarters ended September 30, 2000 and December 31, 2000, for purposes of calculating Consolidated EBITDA, (a) GAAP shall be determined without regard to Staff Accounting Bulletin No. 101, "Revenue Recognition," (b) any extraordinary or non-recurring cash charges may be added to Consolidated Net Income in determining Consolidated EBITDA and (c) to the extent that Consolidated EBITDA is less than as is required by the covenant set forth in Subsection
     7.1 (e), Consolidated EBITDA shall include the cash investment (through the purchase of preferred or common stock or Indebtedness of the Borrower, in each case on terms subordinating such investment to Indebtedness of the Borrower to the Lenders at least to the same extent as the Sponsor Notes, or otherwise on terms and conditions satisfactory to the Administrative Agent) in the Borrower made by the Sponsor in order to insure the Borrower's compliance with such covenant."

         (c) The definition of "Revolving Commitment" is hereby amended by inserting at the end thereof the following sentence:

         "Notwithstanding anything herein to the contrary, on and after the Third Amendment Effective Date, the Total Revolving Commitments shall be reduced to the aggregate amount of $43,569,420.00, the then outstanding Revolving Extensions of Credit."

     3.  Amendment to Section 2 of the Credit Agreement.
         ----------------------------------------------

         (a) Subsection 2.9(a) of the Credit Agreement is hereby amended by inserting the following after the end of clause (iii):

         "or (iv) the Sponsor in connection with (A) the transaction contemplated by Section 8(d) of the Third Amendment and (B) a transaction contemplated by the last sentence of the definition of "Consolidated EBITDA""

         (b)  Subsection 2.21 of the Credit Agreement is hereby deleted.

     4.  Amendment to Section 6 of the Credit Agreement.
         ----------------------------------------------

         (a) Subsection 6.1 of the Credit Agreement is hereby amended by (i) deleting the word, "and" at the end of clause (a), (ii) deleting the "." at the end of clause (b) and (ii) inserting thereafter new clause (c) and (d) as follows:

         "(c) as soon as available, but in any event not later than 30 days after the end of each month occurring during each fiscal year of the Borrower (other than the third, sixth, ninth and twelfth such month), the unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

         (d) as soon as available, but in any event not later than February 15, 2001, (i) unaudited versions of the financial statements listed in Subsection 6.1(a) and (ii) the corresponding certificate required by Subsection 6.2(b)."

         (b) Section 6 of the Credit Agreement is hereby amended by inserting the following subsection at the end of such section:

         "6.10  Financial Advisor. On and after November 15, 2000, the Borrower
                -----------------
     shall retain a financial advisor who is reasonably satisfactory to the Administrative Agent and who agrees to consult with the Administrative Agent and the Lenders from time to time."

     5.  Amendment to Section 7 of the Credit Agreement.
         ----------------------------------------------

         (a) Subsection 7.1 of the Credit Agreement is hereby amended by adding the following clause at the end of such Subsection:

         "(e) Permit Consolidated EBITDA as at the end of any period set forth below to be less than the amount set forth below opposite such period:

Fiscal Period           Minimum EBITDA
-------------           --------------

7/1/00-9/30/00          $ 2,000,000

10/1/00-12/31/00        $ 8,300,000"

         (b) Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting therefrom the words "fiscal year" and inserting in lieu thereof the words "fiscal period" and (ii) deleting the first two lines of the table in such Subsection and inserting in lieu thereof the following lines :

     "7/1/00 - 9/30/00        $ 7,500,000
     10/1/00-12/31/00         $ 5,500,000"

     6.  Amendment to Section 8 of the Credit Agreement.
         ----------------------------------------------

         Section 8 of the Credit Agreement is hereby amended by:

         (a)  inserting after clause (k) the following new clauses (l) and (m):

         "(l) (i) any representation or warranty made by the Sponsor in any Loan Document or that is contained in any certificate, document or financial or other written statement furnished by it at any time under or in connection with any such Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or (ii) the Sponsor shall default in the observance or performance of any agreement contained in Section 8 of the Guarantee; or

         (m) Either or both of the Guarantee and the Sponsor Letter of Credit shall cease, for any reason other than as permitted by their respective terms, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or;" and

         (b) inserting in the last paragraph thereof the following clause (iii) after clause (B)(ii):

         ", and (C) either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, declare the Guaranteed Amounts (as defined in the Sponsor Guarantee) due for all purposes of the Sponsor Guarantee; and (ii) upon the failure of the Sponsor to pay the Guaranteed Amounts within 15 days of a request therefore, the Administrative Agent shall draw under the Sponsor Letter of Credit (the proceeds of such drawing shall be applied to the reduction of the principal amount of the Loans in accordance with Section 2.9(d) and a corresponding reduction of the principal amount of the Guaranteed Loans (as defined in the Sponsor Guarantee))."

     7.  Sponsor Letter of Credit
         ------------------------

         The parties hereto hereby agree that upon any reduction in the principal amount of the Guaranteed Loans (as defined in, and as determined in accordance with Section 1(d) of, the Sponsor Guarantee), the Administrative Agent shall deliver to The Chase Manhattan Bank, in its capacity as issuer of the Sponsor Letter of Credit, a certificate, in the form set forth in the Sponsor Letter of Credit, requesting that the principal amount of the Sponsor Letter of Credit be reduced by an amount equal to such reduction.

     8.  Conditions to Effectiveness of this Amendment.
         ---------------------------------------------

         This Third Amendment shall become effective on and as of the date hereof upon the satisfaction of the following conditions precedent (such date the "Third Amendment Effective Date"):
     ------------------------------

         (a) (i) The execution and delivery of the Third Amendment by the Borrower, the Administrative Agent and the Required Lenders, (ii) the execution and delivery of the Sponsor Guarantee by the Sponsor and (iii) the delivery of the Sponsor Letter of Credit.

         (b) The delivery of a legal opinion of Reboul, MacMurray, Hewitt, Maynard & Kristol, counsel to the Sponsor, in form and substance satisfactory to the Administrative Agent.

         (c) The delivery of a copy of the financial statements of the Sponsor for the most recently ended fiscal quarter evidencing the Sponsor's compliance with Section 8(a) of the Sponsor Guarantee, together with a certificate of the chief financial officer, treasurer or controller of the Sponsor, stating that the Sponsor is in compliance with Section 8(a) of the Sponsor Guarantee.

         (d) The receipt by the Borrower of not less than $15,000,000 in proceeds from the issuance by the Borrower of its preferred stock to the Sponsor on terms and conditions satisfactory to the Administrative Agent.

         (e) The Borrower shall have paid all fees pursuant to Section 11 of this Third Amendment.

         (f) The Administrative Agent shall have received a certificate of the Borrower, dated the Third Amendment Effective Date, stating that the representations and warranties contained in Section 8 of this Amendment are true and correct on and as of such date.

     9.  Representations and Warranties
         ------------------------------

         (a) No Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

         (b) Each of the representations and warranties made by the Loan Parties and their Subsidiaries in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.

         (c) The sum of the Tranche A Term Loans and Revolving Extensions of Credit as of the date hereof is $88,569,420.00, and the Borrower is not aware of any defenses, offsets or counterclaims it has with respect to such amounts against the Lenders.

     10. Waiver. The Lenders hereby waive (a) any violation of any covenant set
         ------
forth in Section 7.1(a), (b) or (c) for the quarters ended June 30, 2000, September 30, 2000 and December 31, 2000 and (b) any Event of Default which has occurred or would occur by virtue of such violation. Any violation of any covenant set forth in Section 7.1(a), (b) or (c) for the quarters ended June 30, 2000, September 30, 2000 and December 31, 2000 shall not be deemed an Event of Default.

     11. Fees. The Borrower agrees to pay to each Lender which executes and
         ----
delivers this Third Amendment to the Administrative Agent on or prior to September 22, 2000 an amendment fee in an amount equal to 0.375% of the amount of each such Lender's pro rata share of the Commitments on and as of the Third Amendment Effective Date, payable in immediately available funds on or before the Third Amendment Effective Date.

     12. Miscellaneous.
         -------------

         (a)  Effect.  Except as expressly amended hereby, all of the
              ------
representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force in effect.

         (b)  Counterparts.  This Third Amendment may be executed by one or
              ------------
more of the parties to this Third Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Third Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         (c)  Severability.  Any provision of this Third Amendment which is
              ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (d)  Integration.  This Third Amendment and the other Loan Documents
              -----------
represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         (e)  GOVERNING LAW.  THIS THIRD AMENDMENT AND THE RIGHTS AND
              -------------
OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  BANCTEC, INC.

                                  By: /s/ Evelyn Henry Miller
                                      ------------------------------------------
                                      Name:  Evelyn Henry Miller
                                      Title:  Sr. V.P. & Chief Financial Officer

                                  THE CHASE MANHATTAN BANK, as Administrative
                                  Agent, Syndication Agent and as a Lender

                                  By: /s/ Craig Moore
                                      ------------------------------------------
                                      Name:
                                      Title:

                                  ABN AMRO BANK N.V., as Co-Agent and as a
                                  Lender

                                  By: /s/ Steven C. Wimpenny
                                      ------------------------------------------
                                      Name:  Steven C. Wimpenny
                                      Title:  Group Senior Vice President

                                  By: /s/ Parker H. Douglas
                                      ------------------------------------------
                                      Name:  Parker H. Douglas
                                      Title:  Group Vice President

                                  THE BANK OF NOVA SCOTIA

                                  By: /s/ F.C.H. Ashby
                                      ------------------------------------------
                                      Name:  F.C.H. Ashby
                                      Title:  Senior Manager Loan Operations

                                  BANK ONE, TEXAS, N.A.

                                  By: /s/ Randall B. Durant
                                      ------------------------------------------
                                      Name:  Randall B. Durant
                                      Title:  First Vice President

                                  COMERICA BANK

                                  By: /s/ Mark B. Grover
                                      ------------------------------------------
                                      Name:  Mark B. Grover
                                      Title:  First Vice President

                                  GUARANTY FEDERAL BANK, F.S.B.

                                  By: /s/ Robert S. Hays
                                      ------------------------------------------
                                      Name:  Robert S. Hays
                                      Title:  Senior Vice President

                                  IBM CREDIT CORPORATION

                                  By: /s/ Thomas S. Curcio
                                      ------------------------------------------
                                      Name:  Thomas S. Curcio
                                      Title:  Manager of Commercial & Specialty
                                      Financing

                                  NATIONAL CITY BANK OF KENTUCKY

                                  By: /s/ Glenn E. Nord
                                      ------------------------------------------
                                      Name:  Glenn E. Nord
                                      Title:  Vice President

                                  WELLS FARGO BANK (TEXAS), N.A.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT A

                           FORM OF SPONSOR GUARANTEE
                           -------------------------

                                                                       EXHIBIT B

                       FORM OF SPONSOR LETTER OF CREDIT
                       --------------------------------